Supplement No. 1 dated June 16, 1997
                                       to
                        Prospectus dated February 1, 1997
                                       for
                        STATE STREET RESEARCH AURORA FUND
                 a series of State Street Research Capital Trust

Purchase of Shares -- Methods of Purchase -- Minimum Investment

    Commencing June 16, 1997, the minimum initial investment in the Fund will be reduced from $25,000 to $5,000.

    Accordingly, the portion of the "Minimum Investment" chart pertaining to minimum initial investments (at page 10 of the Prospectus) is revised to read as follows to reflect the lower minimum:

                                 Class of Shares
                          ---------------------------
                             A       B     C      D
                          ------  ------  ---  ------
Minimum Initial Investment
  By Wire................ $5,000  $5,000  (a)  $5,000
  IRAs................... $2,000  $2,000  (a)  $2,000
  By Investamatic........ $5,000  $5,000  (a)  $5,000
  All other.............. $5,000  $5,000  (a)  $5,000

-------------
(a) Special conditions apply; contact the Distributor.

    The Distributor expects the $5,000 minimum to be available through August 22, 1997, although it reserves the right to reinstate the $25,000 minimum before such time, or to continue the $5,000 minimum thereafter.